UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 28, 2008

Cardtronics Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	333-113470	76-0681190
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

3110 Hayes Road, Suite 300, Houston, Texas, 77082
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (281) 596-9988

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]           Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c ))

Item 2.02. Results of Operations and Financial Condition.

On February 28, 2008, Cardtronics, Inc. issued a press release regarding its financial results for the fourth quarter of 2007. A copy of the press release has been attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits

99.1 Press release dated February 28, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics Inc.
Date: February 28, 2008
/s/ J. CHRIS BREWSTER
J. Chris Brewster
Chief Financial Officer

EXHIBIT INDEX

Exhibit Index
99.1	Press release dated February 28, 2008